UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      April 1, 2004

THE MED-DESIGN CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	0-25852	23-2771475

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of Incorporation)	Number)	Identification No.)

2810 Bunsen Avenue
Ventura, California	93003

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (805) 339-0375

(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Financial Statements of Luther Needlesafe Products, Inc. at December 31, 2003 and for the year then ended are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial information at December 31, 2003 and for the year then ended, giving effect to the acquisition of assets of the safety Huber needle business of Luther Needlesafe Products, Inc. on April 1, 2004, is attached hereto as Exhibit 99.2

(c)	Exhibits.

2.1	Asset Purchase Agreement, dated as of April 1, 2004, among The Med-Design Corporation, Luther Needlesafe Products, Inc. and Ronald B. Luther.*

23.1	Consent of Moss Adams LLP with respect to financial statements of Luther Needlesafe Products, Inc.**

99.1	Financial Statements of Luther Needlesafe Products, Inc. at December 31, 2003 and for the year then ended, the notes related thereto and Report of Independent Auditors thereon.**

99.2	Unaudited pro forma consolidated financial information at December 31, 2003 and for the year then ended. **

99.3	Information regarding Experts.**

__________________________________
* Previously filed
** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MED-DESIGN CORPORATION
(Registrant)

By	/s/ Lawrence Ellis

Lawrence Ellis
Chief Financial Officer

Dated: June 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of April 1, 2004, among The Med-Design Corporation, Luther Needlesafe Products, Inc. and Ronald B. Luther.*

23.1	Consent of Moss Adams LLP with respect to financial statements of Luther Needlesafe Products, Inc.**

99.1	Financial Statements of Luther Needlesafe Products, Inc. at December 31, 2003 and for the year then ended, the notes related thereto and Report of Independent Auditors thereon.**

99.2	Unaudited pro forma consolidated financial information at December 31, 2003 and for the year then ended. **

99.3	Information regarding Experts.**

__________________________________
* Previously filed
** Filed herewith